UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 29, 2025

Date of earliest event reported

Trailblazer Merger Corporation I

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41668	87-3710376
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

510 Madison Avenue Suite 1401 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 586-8224

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TBMC	The Nasdaq Stock Market LLC
Rights	TBMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the annual meeting of stockholders held on September 29, 2025 (the “Annual Meeting”), the Company filed an amendment to its Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State on September 30, 2025 (the “Charter Amendment”), to (a) modify the terms and extend the date (the “Termination Date”) by which the Company has to consummate a business combination by allowing the Company, through resolution of the board of directors without another stockholder vote, to elect to extend the Termination Date by one month each time from September 30, 2025 to March 30, 2026, or such earlier date as determined by the Board in its sole discretion, unless the closing of a business combination shall have occurred prior thereto.

The Charter Amendment is filed as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 29, 2025 the Company held the Annual Meeting. On August 28, 2025, the record date for the Annual Meeting, there were 4,449,116 shares of common stock of the Company entitled to be voted at the Annual Meeting, 3,272,922 shares of common stock of the Company or 72.75% of which were represented in person or by proxy.

1.	Extension Amendment Proposal

Stockholders approved the proposal (the “the Extension Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation to extend the date (the “Termination Date”) by which the Company has to consummate a business combination by allowing the Company, through resolution of the board of directors without another stockholder vote, to elect to extend the Termination Date by one month each time from September 30, 2025 to March 30, 2026, or such earlier date as determined by the board of directors in its sole discretion, unless the closing of a business combination shall have occurred prior thereto. The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
3,270,066	2,856	0	0

2.	Trust Amendment Proposal

Stockholders approved the proposal (the “the Trust Amendment Proposal”) to amend the Company’s investment management trust agreement, dated as of March 28, 2023, as amended, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement Amendment”), allowing the Company to extend the date by which the Company must consummate a business combination up to six (6) times, each such extension for an additional one (1) month period, until March 30, 2026. The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
3,270,065	2,857	0	0

The Trust Agreement Amendment is filed as Exhibit 10.1 hereto.

3.	Ratification Proposal

Stockholders approved the proposal (the “the Ratification Proposal”) to ratify the appointment of CBIZ CPAs P.C., as the Company’s independent auditors, for the fiscal year ending December 31, 2025. The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
3,272,719	3	200	0

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Annual Meeting, 2,046,800 shares were tendered for redemption.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
3.1	Charter Amendment to the Amended and Restated Certificate of Incorporation dated September 30, 2025
10.1	Amendment to Investment Management Trust Agreement, dated September 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2025

TRAILBLAZER MERGER CORPORATION I

By:	/s/ Arie Rabinowitz
Name:	Arie Rabinowitz
Title:	Chief Executive Officer

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